UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure.

FiberTower Corporation will be presenting at the RBC Capital Markets’ Technology, Media and Communications Conference on June 10, 2010 at 10:30 a.m. EDT.  The presentation will be webcast live and available on the Investor Relations section of the company’s web site for replay for 30 days at www.fibertower.com.  A copy of the slide presentation is furnished as Exhibit 99.1 to this report.

Item 9.01                     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Slide presentation, dated June 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: June 9, 2010	By:	/s/ Kurt Van Wagenen
Name: Kurt Van Wagenen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slide presentation, dated June 10, 2010.